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                              EXHIBIT 23.2
                          CONSENT OF COUNSEL


    We hereby consent to the reference to us in the Prospectus constituting part of this Registration Statement on Form S-1, under the captions "Income Tax Consequences,"
"Legal Matters" and "Experts".


New York, New York
December 22, 1997
                             /s/ Rosenman & Colin LLP
                             Rosenman & Colin LLP